November 2013
Continued Market Leadership
through Execution and Innovation
Investor Presentation
© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

Forward-Looking Statements
Use of Material Contained Herein
Explanation of the Company’s Use of Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures
(“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These
Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  In addition,
Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company’s actual performance.  Accompanying this presentation is a reconciliation of these Non-GAAP measures to the comparable GAAP measures.
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial
Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, and which may be identified by the use of words such as “expects,”
“assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2014 Financial Guidance”
section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “2013 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2013 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of
Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of
Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel;
the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 Broadridge Overview

Leading provider of Investor Communications and Technology-Driven Solutions to banks, broker-
dealers, mutual funds, and corporate issuers globally
We have strong positions in large and attractive markets with lots of room to grow
We have a balanced and diverse product portfolio across related businesses:
Bank/Broker-Dealer Communications and Issuer Services
Mutual Fund and Retirement Solutions
Bank/Broker-Dealer Technology and Operations
We will grow this portfolio by capitalizing on three disruptive market macro-trends:
Digital transformation of Investor Communications - digital technologies that enable lower cost, higher touch interactions
Cost Mutualization - tremendous industry drive to standardize duplicative, non-differentiating industry costs
Intelligence created from our unique Data - enables us to provide clients unrivaled intelligence and create unique value through our network and data
We will do so with a combination of organic growth, partnerships and acquisitions
As we move to the next phase of our journey we will target our opportunities across our related businesses as follows…
Broadridge’s Strategic Vision and Journey to
Drive Top Quartile Stockholder Returns
This balanced approach, including a meaningful dividend and opportunistic share repurchases, expected to drive top quartile total stockholder returns

Bank/Broker-Dealer
Communications and
Issuer Services
We enable the global
financial services industry to
communicate private and
significant information
securely and cost effectively
Broadridge’s Business Unit Strategy
Bank/Broker-Dealer
Technology and Operations
We are a scalable technology
services provider of equity and fixed
income processing to North
American sell side institutions with a
growing international and buy side
presence
We will leverage the jointly launched
post-trade processing platform with
Accenture to scale our unique 50-
market platform globally while
continuing to drive our core
solutions and addressing new
needs in adjacent markets (e.g.
fixed income, buy-side, derivatives)
We will lead the adoption of
digital and “big data”
capabilities to enhance
investors’, brokers’ and
corporate issuers’ efficiency
and decision making and
expand our offerings to provide
other communications of equal
significance
Mutual Fund and Retirement
Solutions
We are a rapidly growing
provider of data-driven reporting,
trade processing, compliance,
401k, and marketing solutions to
the mutual fund, retirement and
insurance industries across the
entire transaction lifecycle
Today
Focus of
the
Journey’s
next
phase
Leading provider of Investor Communications and Technology-Driven Solutions to banks, broker-dealers, mutual funds, and corporate issuers globally
ICS-BBDI ICS-Mutual
Funds
SPS
We will add new data-driven
capabilities to enable deeper
linkages between mutual funds
and their broker-dealer
distribution partners by fully
leveraging our unique network
serving the brokerage industry,
which continues to lead mutual
fund distribution

We are a Leader in a Number of Large
and Attractive Markets
Investor Communication Solutions Securities Processing Solutions
U.S. and Global Banks/Broker-
Dealers Regulatory Communications
U.S. Banks/Broker-Dealers
Transactional Communications
U.S. Corporate Issuer Regulatory
Communications
U.S. Brokerage Processing
U.S. Fixed Income Processing
Canadian Brokerage Processing
International Brokerage Processing
Our leadership positions contribute to our
growing recurring fee revenues

HORIZON 1
Extend and defend existing core businesses
Time (years)
Throughout our Journey, we will Continue
to Enhance our Capabilities to Drive Growth
HORIZON 3
FY10
~
90%
FY14F
~
70%
FY10
~
10%
FY14F
~
30%
FY10
0%
FY14F
~
.1%
* Percentage of Recurring Fee Revenue by Growth Horizon from FY10 to FY14 Forecast
*
*
*
Disruptive, transformative and longer term
businesses
Examples: Macro-trends- digital comm., cost
mutualization, unique data
Adjacencies to build and expand emerging
businesses
Examples: Tax, asset data, mortgage backed
trading systems
HORIZON 2
Examples: Equity and mutual fund proxies, equity
and fixed income processing

7 Investor Communication Solutions (ICS)

Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Sources: BCG, Bain, Patpatia, Broadridge estimates

PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Equity and Mutual Fund Shareholders
Street-side Processing
Registered Processing
BROADRIDGE
Proxy Processing System
Broker/Bank 1
Broker/Bank 2
Broker/Bank 3
Broker/Bank 4
Broker/Bank 5
Broker/Bank 6
Broker/Bank 7
Broker/Bank 8
Broker/Bank 9
Broker/Bank 10+
Majority of all shares are held in street-side
Issuer 1 / Fund 1
Issuer 2 / Fund 2
Issuer 3 / Fund 3
Issuer 4 / Fund 4
Issuer 5 / Fund 5
Issuer 6 / Fund 6
Issuer 7 / Fund 7
Issuer 8 / Fund 8
Issuer 9 / Fund 9
Issuer 10+ / Fund 10+
In FY13, Broadridge processed approx. 85% of U.S. shares outstanding
Data Hub and Platform
Shareholder Preferences Database
Accounts may require special processing
Shareholder Consent Database
Proxy Distribution
Electronic or Physical Delivery
Hard Copy Mailings May Be Eliminated via E-Delivery and Suppressions
Shares Can Be Voted Electronically
Vote Processing
Electronic or Physical Vote Return
Annual Corporate Issuer and Mutual Fund Events

Broadridge

9 ICS Operates a Unique Business Systems Processing Model Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance

Increase in electronic distribution
reduces postage revenue and
increases profits
ICS has a Diversified Revenue Base
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
By product Broad client base
1 Financial metrics and statistics are for FY13 ended 6/30/13
Banks
Broker-Dealers
Mutual Funds
Corporate Issuers
Other
$151M (9%)
Fulfillment
$143M (8%)
Transaction
Reporting
$165M
(9%)
Interims
$191M (11%)
Proxy
$356M
(20%)
1
Distribution
$755M  (43%)
Primarily
Postage

ICS-Bank/Broker-Dealer Communications
What We Do:
Regulatory communications
– Beneficial proxy and interims for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade confirmations
and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions
Competitive Advantages:
Indispensible data hub with established
relationships with majority of BBDs
Strong market position and innovative
leadership
– First/only certified voting results
– First e-delivery, phone, web and mobile voting
platform
Proprietary systems, network and
databases
– ProxyEdge® – institutional voting and record
keeping platform
– Preference and consent database
Unmatched scale with highest level data
security (ISO 27001)

12
What We Do:
Beneficial proxy service
Registered shareholder communications
–
Registered proxy services
– Interim communications
Transfer agency (TA)
– Stock share registry, ownership
transfers and dividend calculation
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
–
Shareholder Forums
– Global proxy services
Competitive Advantages:
Market Position – only full service provider of
shareholder communications to all types of
shareholders
Unmatched Scale – able to leverage one billion plus
shareholder communications annually as well as
record-keeping, corporate actions and other
shareholder account servicing
Unmatched Data – unique dataset of investors and
positions allows Issuers to more effectively reach
their shareholders
Thought Leadership –
unmatched expertise to
innovate the proxy process and help guide
Issuers through a complex regulatory
environment
ICS-Issuer Services

What We Do:
Mutual Fund trade processing in the
defined contribution/trust space
(Matrix)
Data aggregation and analytics
(Access Data)
Marketing/Regulatory
communications including content
(NewRiver)
Registered proxy and solicitation
services
Competitive Advantages:
Long-standing relationships across
industry
— Serve every mutual fund and majority of
banks/broker-dealers
Unique data capabilities
— Proprietary platform to allow mutual funds to
understand their clients
— Innovative business applications that address
unique industry issues such as compliance
and distribution payments
— Largest electronic repository for mutual fund
regulatory data
Industry-leading ICS products with
unmatched scale
— Leverage to create cost-effective products for
mutual funds
ICS-Mutual Fund and Retirement Solutions

14 Securities Processing Solutions (SPS)

Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations spend adds
~$14B to our SPS addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

CLIENT EXPERIENCE
TECHNOLOGY/OPERATIONS INFRASTRUCTURE
WEBPORTAL RECORDKEEPING
ACCOUNT STATEMENTS
TRADE CONFIRMATIONS
TAX REPORTING
Trading
Order Routing
Order Execution
Block Orders
Post Trade
Books & Records
• Client positions and transactions
• Tax-lot accounting
• Stock record
• Multicurrency accounting
• Margin processing
• P&L
Clearing & Settlement
Trade Support
Purchase & Sales
Security Master
Regulatory Reporting
Fail Control
Cash Processing
Asset Servicing
Regulatory Compliance
Operational Risk Management
BROKER-DEALERS
EXCHANGES
CUSTODIANS
DEPOSITORIES

Broadridge

16 Broadridge global processing behind the scenes Broadridge simplifies complex processes

Fixed Income (~16%)
Transactions, $57M
Non-transactions, $50M
Equity
(~74%)
Transactions, $127M
Non-transactions, $359M
Outsourcing
(~10%)
$69M
Securities Processing North America Market Share
Overview
1
1. All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market
M
A
R
K
E
T
S
H
A
R
E
FY13 Product Revenues
Equity Processing Client Volume
U.S. $ Fixed Income Client Volume
Operations Outsourcing
Broadridge
~30%
Competitors
~20%
In-house
~50%
Broadridge
~7%
Untapped
Market
~93%
(>$1 Billion)
Competitors
~2%
In-house
~43%
Broadridge
~55%

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Broadridge

SPS’s Client Base is Diversified Across
Large Financial Institutions
SPS client relationships are stable in volatile markets
Top Equity Processing Fixed Income
Clients Retail Institutional Processing
Apex Clearing
Bank of America/Merrill Lynch
Barclays Capital Services
BMO Nesbitt Burns
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
Jefferies & Company
JP Morgan Chase
Nomura
Royal Bank of Canada
Scotia Capital
Societe Generale
UBS Securities
Outsourcing
Note: The above schedule is an alphabetical listing of the top 15 clients (measured by revenue), which represented approximately 60%
of Securities Processing Solutions revenues in FY13

SPS-Technology and Operations
Competitive Advantages:
Best-of-breed processing solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation
applications
– Data aggregation and warehousing
tools
Industry-leading global business process
outsourcing (BPO) solutions
What We Do:
Unique global technology platform
provides processing access to over 50
countries
Breadth of asset classes on single
“platform”
Flexible business model that can be
tailored to unique client needs
Trusted brand
Leading market position and scale

20 Financial Strategy

Our Financial Strategy is a key part of our
value creation strategy
Target paying out 40% of net earnings in dividends, but
expect no less than 84 cents per share annually
(subject to
quarterly Board approval)
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
Long-term investment-grade debt rating
– Adjusted Debt/EBITDAR ratio  target is 2:1
Excess cash used opportunistically to offset dilution and
reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense)
1

22 Appendix

Key Financial Drivers
1Q Actual FY14
FY14 FY13
Range
Growth Drivers as a % of Recurring Revenues
Closed Sales (Recurring)
8% 6% 7-8%
Client Losses
(2%) (1%) (3%)
Net New Business
6% 5% 4-5%
Internal Growth
(a)
4% (1%) 0 -1%
Organic Growth
10% 4% 4-6%
Acquisitions
1% 0% 1%
Total Recurring Revenue Growth
11% 4% 5-7%
Growth Drivers as a % of Total Revenues
Recurring Revenue
7% 3% 2 -4%
Event-Driven
(b)
2% 1% ~0%
Distribution
(c)
2% 2% ~0%
FX/Other
(1%) 0% 0%
Total Revenue Growth
10% 6% 2 -4%
EBIT Margin (Non-GAAP)
13.8% 14.8% 15.8 - 16.4%
EPS (Non-GAAP)
$0.39 $1.88 $2.00 -2.10
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix

Revenue			Earnings	
FY13 Q1	FY14 Q1		FY13 Q1	FY14 Q1
$339	$376	ICS	$27	$41
8%	11%	◄ Growth % / Margin % ►	8.0%	10.9%
$154	$169	SPS	$9	$32
-3%	10%	◄ Growth % / Margin % ►	6.1%	18.8%
$493	$545	**Total Segments**	$37	$73
5%	10%	***Margin %***	7.4%	13.3%
$0	($0)	Other [a]	($7)	($3)
$2	$0	FX [b]	$3	$6
$496	$545	**Total Broadridge (Non-GAAP) [a]**	$33	$75
4%	10%	***◄ Growth % / Margin % ►***	6.6%	13.8%
		Interest & Other	($3)	($6)
		Acquisition Amortization and Other Costs [c]	$6	$6
		Total EBT (Non-GAAP) [d]	$35	$75
		Margin %	7.0%	13.8%
		Income taxes	($13)	($27)
		Tax Rate	36.0%	36.0%
		Total Net Earnings (Non-GAAP) [d]	$22	$48
		Margin %	4.5%	8.8%
		Acquisition Amortization and Other Costs [c]	($4)	($4)
		Restructuring Charges [e]	($1)	$0
		Non-GAAP Items (Net of Taxes)	($4)	($4)
		Total Net Earnings (GAAP)	$18	$44
		Margin %	3.7%	8.1%
		Diluted Shares	127.1	123.1
		Diluted EPS (Non-GAAP) [d]	$0.18	$0.39
		Diluted EPS (GAAP)	$0.14	$0.36

(a) FY13 Q1 excludes Restructuring Charges of $1M (after tax $1M, or $0.01 EPS impact).

(b) Includes impacts of FX P&L and FX transaction activity.

(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company's acquisitions.

(d) FY13 Q1 excludes Restructuring Charges of $1M (after tax $1M, or $0.01 EPS impact) and Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.03 EPS impact).
FY14 Q1 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.03 EPS impact).

(e) FY13 Q1 represents transition costs related to termination of the Penson agreement including shutdown costs.

Broadridge

24 Broadridge Q1 FY14

Revenue				Earnings		
FY13 Actual	FY14 Range Low	FY14 Range High	($ in millions)	FY13 Actual	FY14 Range Low	FY14 Range High
$1,760	$1,785	$1,812	ICS	$302	$316	$328
8%	1%	3%	◄ Growth % / Margin % ►	17.2%	17.7%	18.1%
$661	$678	$695	SPS	$85	$100	$117
1%	3%	5%	◄ Growth % / Margin % ►	12.9%	14.8%	16.8%
$2,421	$2,463	$2,506	**Total Segments**	$387	$416	$445
6%	2%	4%	***Margin %***	16.0%	16.9%	17.8%
$0	$0	$0	Other [(a)]	($44)	($39)	($47)
$10	$10	$10	FX [(b)]	$15	$14	$14
$2,431	$2,473	$2,517	**Total Broadridge (Non-GAAP)** [(a)]	$359	$391	$412
6%	2%	4%	***◄ Growth % / Margin % ►***	14.8%	15.8%	16.4%
			Interest & Other	($15)	($26)	($28)
			Acquisition Amortization and Other Costs [(c)]	$24	$22	$22
			Total EBT (Non-GAAP) [(d)]	$367	$387	$406
			Margin %	15.1%	15.6%	16.1%
			Income taxes	($131)	($139)	($146)
			Tax Rate	35.7%	36.0%	36.0%
			Total Net Earnings (Non-GAAP) [(d)]	$236	$248	$260
			Margin %	9.7%	10.0%	10.3%
			Acquisition Amortization and Other Costs [(c)]	($15)	($14)	($14)
			Restructuring Charges [(e)]	($9)	$0	$0
			Non-GAAP Items (Net of Taxes)	($24)	($14)	($14)
			Total Net Earnings (GAAP)	$212	$233	$246
			Margin %	8.7%	9.4%	9.8%
			Diluted Shares	125	124	124
			Diluted EPS (Non-GAAP) [(d)]	$1.88	$2.00	$2.10
			Diluted EPS (GAAP)	$1.69	$1.89	$1.99

Recurring Closed Sales

Segments	FY14 Range Low	FY14 Range High
ICS (<$5M)	$60	$70
SPS (<$5M)	$30	$40
Large Deals (≥$5M)	$20	$40
Total	**$110**	**$150**

(a) FY13 excludes Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact).

(b) Includes impacts of FX P&L and FX Transaction Activity.

(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company's acquisitions.

(d) FY13 excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact), Restructuring Charges of $20M (after tax $13M, or $0.10 EPS impact) and a one time tax credit of $4M (or $0.03 EPS impact). FY14 guidance excludes Acquisition Amortization and Other Costs of $22M (after tax $14M or $0.11 EPS impact).

(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and outsource certain processing related to our desktop applications and one-time tax credit.

Broadridge

25 Broadridge FY14 Guidance

Cash Flow –Q1 FY14 Results and FY14 Forecast
Three Months Ending
September 2013 Low High
Free Cash Flow
Net earnings from operations (GAAP) 44 $                              233 $            246 $
Depreciation and amortization (includes other LT assets) 23 100 110
Stock-based compensation expense 5 33 35
Other (2) (5) 5
Subtotal 70 361 396
Working capital changes (71) (5) 5
Long-term assets & liabilities changes (4) (50) (40)
Net cash flow (used in) provided by operating activities (5) 306 361
Cash Flows From Investing Activities
Capital expenditures and software purchases (13) (60) (55)
Free cash flow
(18) $                             246 $            306 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (38) (38) (38)
Stock repurchases net of options proceeds (2) (2) (2)
Proceeds from borrowing net of debt repayments (1) (1) (1)
Dividends paid (22) (96) (96)
Other (2) (5) 5
Net change in cash and cash equivalents (83) 104 174
Cash and cash equivalents, at the beginning of year 266 266 266
Cash and cash equivalents, at the end of period 183 $                            370 $            440 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY14 Range
(a)
($ millions)
Unaudited
(Non-GAAP):
(Non-GAAP)

($ in millions)	FY08	FY09	FY10	FY11	FY12	FY13	CAGR FY08-FY13	Forecast FY14
Recurring Fee Revenues								
ICS	$ 567	$ 594	$ 632	$ 720	$ 798	$ 850	8%	$903-921
Growth	*7%*	*5%*	*6%*	*14%*	*11%*	*7%*		*6-8%*
SPS	$ 534	$ 559	$ 536	$ 594	$ 655	$ 661	4%	$678-695
Growth	*1%*	*5%*	*-4%*	*11%*	*10%*	*1%*		*3-5%*
Total Recurring Fee Revenues	**$ 1,101**	**$ 1,153**	**$ 1,168**	**$ 1,313**	**$ 1,453**	**$ 1,511**	**7%**	**$1,581-1,616**
Growth	*4%*	*5%*	*1%*	*12%*	*11%*	*4%*		*5-7%*
Event-Driven	$ 200	$ 180	$ 257	$ 135	$ 132	$ 156	-5%	~$146
Growth	*-1%*	*-10%*	*43%*	*-47%*	*-2%*	*18%*		*(6)%*
Distribution	$ 808	$ 757	$ 781	$ 704	$ 704	$ 755	-1%	$736-745
Growth	*-2%*	*-6%*	*3%*	*-10%*	*0%*	*7%*		*(3)-(1)%*
Other/FX	$ 22	$ (17)	$ 4	$ 14	$ 14	$ 10		~$10
Total Revenues	**$ 2,131**	**$ 2,072**	**$ 2,209**	**$ 2,167**	**$ 2,304**	**$ 2,431**	**3%**	**$2,473-2517**
Growth	*3%*	*-3%*	*7%*	*-2%*	*6%*	*6%*		*2-4%*
Small (<$5M)	$ 65	$ 80	$ 66	$ 66	$ 108	$ 103	10%	**$90-110**
Large (=>$5M)	$ 17	$ 15	$ 53	$ 47	$ 12	$ 18		**$20-40**
Recurring Closed Sales	$ 82	$ 95	$ 119	$ 113	$ 120	$ 121	8%	**$110-150**
Growth	*30%*	*16%*	*25%*	*-5%*	*6%*	*0%*		*-9-+24%*

ICS Segment
Event-Driven Fee and Distribution Revenue Chart
FY07-FY13

($ in millions)	FY08	FY09	FY10	FY11	FY12	FY13	CAGR FY08-FY13	Forecast FY14
Event-Driven Fee Revenues [(a)]								
Mutual Fund Proxy	$ 92	$ 55	$ 150	$ 39	$ 28	$ 43	-14%	$39
Mutual Fund Supplemental	$ 49	$ 58	$ 48	$ 44	$ 47	$ 58	3%	$53
Contest/ Specials/ Other Communications	$ 59	$ 67	$ 59	$ 52	$ 57	$ 54	-2%	$53
Total Event-Driven Fee Revenues	**$ 200**	**$ 180**	**$ 257**	**$ 135**	**$ 132**	**$ 156**	-5%	**$146**
Growth	*-1%*	*-10%*	*43%*	*-47%*	*-2%*	*18%*		*-6%*
Recurring Distribution Revenues [(b)]	$ 580	$ 567	$ 564	$ 573	$ 597	$ 629	2%	$620-629
Growth	*-2%*	*-2%*	*-1%*	*2%*	*4%*	*5%*		*(1)-0%*
ED Distribution Revenues [(b)]	$ 228	$ 190	$ 217	$ 131	$ 107	$ 126	-11%	~$115
Growth	*0%*	*-17%*	*14%*	*-39%*	*-18%*	*17%*		*(8)%*
Total Distribution Revenues	**$ 808**	**$ 757**	**$ 781**	**$ 704**	**$ 704**	**$ 755**	-1%	~$736-745
Growth	*-2%*	*-6%*	*3%*	*-10%*	*0%*	*7%*		*(3) - (1)%*

(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.

(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Broadridge

27 Revenues and Closed Sales FY08-FY13

Reconciliation of EPS Guidance	1Q13 Actual	1Q14 Actual	FY11 Actual	FY12 Actual	FY13 Actual	FY14 Range Low	FY14 Range High
Diluted EPS (Non-GAAP)	$0.18	$0.39	$1.47	$1.67	$1.88	$2.00	$2.10
Acquisition Amortization and Other Costs	($0.03)	(0.03)	($0.10)	($0.12)	($0.12)	(0.11)	(0.11)
Restructuring and Impairment Charges, net	($0.01)	0.00	$0.00	($0.45)	($0.07)	0.00	0.00
IBM Migration costs	$0.00	0.00	($0.03)	($0.12)	$0.00	0.00	0.00
Diluted EPS (GAAP)	$0.14	$0.36	$1.34	$0.98	$1.69	$1.89	$1.99

Reconciliation of EBT Guidance (a) ($ in millions)	1Q13 Actual	1Q14 Actual	FY11 Actual	FY12 Actual	FY13 Actual	FY14 Range Low	FY14 Range High
Total EBT (Non-GAAP)	$35	$75	$295	$331	$367	$387	$406
Margin %	7.0%	13.8%	13.6%	14.4%	15.1%	15.6%	16.1%
Acquisition Amortization and Other Costs	($6)	($6)	($19)	($25)	($24)	($22)	($22)
Restructuring and Impairment Charges, net	($1)	$0	$0	($81)	($20)	$0	$0
IBM Migration costs	$0	$0	($6)	($25)	$0	$0	$0
Total EBT (GAAP)	$29	$69	$270	$201	$323	$365	$384
Margin %	5.8%	12.7%	12.4%	8.7%	13.3%	14.8%	15.3%

(a) Details may not sum to totals due to rounding

Free Cash Flow - Non-GAAP
Unaudited
($ millions)

Broadridge

28 Reconciliation of Non-GAAP to GAAP Measures

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
1Q13 1Q14 Type
Proxy
Equities 25.6 $               26.0 $               RC
   Stock Record Position Growth -4% 1%
   Pieces 20.3                        21.5
Mutual Funds 6.5 $                 15.8 $               ED
   Pieces 8.2                         20.4
Contests/Specials 3.0 $                 4.2 $                 ED
   Pieces 2.7                         4.4
Total Proxy 35.1 $               46.0 $
   Total Pieces 31.2                        46.3
Notice and Access Opt-in % 48% 57%
Suppression % 56% 57%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 31.8 $               38.8 $               RC
   Position Growth 9% 12%
   Pieces 150.7                      173.5
Mutual Funds (Supplemental Prospectuses) & Other 14.7 $               12.2 $               ED
   Pieces 75.4                        71.8
Total  Interims 46.5 $               51.0 $
   Total Pieces 226.1                      245.3
Transaction
Transaction Reporting/Customer Communications 40.6 $               36.1 $               RC
Reporting
Fulfillment
Fulfillment 33.2 $               39.9 $               RC
Emerging/Acquired
Emerging/Acquired (a) 25.8 $               34.2 $               RC
and Other Other (b) 8.1 $                 8.4 $                 ED
+/-1% RC Fee Change:
Total Acquired, Emerging and Other 33.9 $               42.6 $               Fee 8.5 $
EBIT* $3.4-$5.1
Total Fee Revenues 189.3 $             215.6 $
Total Distribution Revenues (c) 150.2 $             160.6 $
Total Revenues as reported - GAAP 339.5 $             376.2 $             FY14 Ranges
Low High
Total RC Fees 157.0 $             175.0 $             903 $       921 $
% RC Growth 9% 11% 6% 8%
Total ED Fees 32.3 $               40.6 $               146 $       146 $
Low High
Sales 7% 6% 6% 7%
Key
Losses -2% -2% -2% -2%
Revenue
Net New Business 5% 4% 4% 5%
Drivers
Internal growth 4% 6% 1% 2%
(Recurring)
Recurring (Excluding Acquisitions) 9% 10% 5% 7%
Acquisitions 0% 1% 1% 1%
Total Recurring 9% 11% 6% 8%
Low High
Revenue
Recurring Net (d) 4% 5% 2% 4%
Drivers
Event-Driven 2% 3% -1% -1%
(Total)
Distribution 2% 3% 0% 0%
TOTAL 8% 11% 1% 3%
(a) Emerging and Acquired includes fee revenues from acquisitions (i.e. Access Data, New River, Matrix, Transfer Agency, Forefield, and Bonaire) and the portfolio of emerging products (i.e. Tax Services, Vote Recommendations, and Class Actions).
(b) Other includes other event-driven fee revenues such as corporate actions and development.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.
(d) Recurring, Net includes contribution from Net New Business, Internal Growth, and Acquisitions
mix(i.e. proxy or rev from new
sales

SPS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Note: Outsourcing is now included in Other Equity Services
1Q13 1Q14 Type
Equity
Transaction-Based
Equity Trades 30.0 $      32.4 $      RC
Internal Trade Volume 780 891
Internal Trade Growth -19% 14%
Trade Volume (Average Trades per Day in '000) 828 908
Non-Transaction
Other Equity Services 98.6 107.9 RC
Total Equity 128.6 $    140.4 $
Fixed Income
Transaction-Based
Fixed Income Trades (a) 13.9 $      14.7 $      RC
Internal Trade Volume 295 299
Internal Trade Growth 0% 1%
Trade Volume (Average Trades per Day in '000) 295 302
Non-Transaction
Other Fixed Income Services 11.5 $      13.6 $      RC
Total Fixed Income 25.4 $      28.3 $
Total Net Revenue as reported - GAAP 153.9 $    168.7 $    FY14 Ranges
Low High
Sales 3% 11% 9% 10%
Losses -1% -3% -4% -4%
Key
Net New Business 2% 8% 5% 6%
Internal growth -8% 2% -2% -1%
Acquisitions 3% 0% 0% 0%
TOTAL -3% 10% 3% 5%

Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual  fund proxy services provided to open-ended mutual  funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management  of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide  in connection with stockholder meetings held outside of the normal annual meeting cycle and are  primarily driven by special events (e.g., business combinations in which the company being acquired is a public company and needs to solicit the  approval of its stockholders).
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time  throughout the year.
Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing  materials and other information not required to be distributed by regulation.
Transaction Reporting
Transaction  Reporting – Refers primarily to the printing and distribution of account  statements, trade confirmations  and tax reporting documents  to account holders, including electronic delivery and archival  services.
Fulfillment
Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Emerging, Acquired and Other Communications
Other – Refers primarily to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as tender offer transactions.
Emerging – Refers to the services provided by our emerging products portfolio (i.e. Tax Services, Vote Recommendations, and Class Actions).
Acquired – Refers to the services provided by our acquisitions portfolio (i.e. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, and Bonaire).